EXHIBIT 99.2




               MT ISA PHOSPHATES FARM-IN AND JV HEADS OF AGREEMENT

Dated:               7 December 2007

Between: Legend International Holdings, Inc. ARBN 82 120 855 352 of Level 8, 580 St Kilda Road, Melbourne, VIC 3004 ("Legend")

                     and

                     King Eagle Resources Pty Limited ABN 26 094 888 687 of 22 Edgeworth David Avenue, Hornsby, NSW 2077 ("King Eagle")

1. King Eagle is the registered and beneficial owner of EPM 14905 ("Quita Creek"), EPM 14906 ("Highland Plains") and EPM 14912 ("Lily and Sherrin Creek") (collectively the "Tenements").

2. Legend and King Eagle have agreed to enter into a farm-in and joint venture arrangement over phosphate minerals on the Tenements.

3. Legend will be required to spend, on exploration or development activities on the Tenements, $3,000,000 over five years from the date of this Heads of Agreement to earn an 80% interest in phosphate minerals on the Tenements.

4. Minimum expenditure by Legend in Year 1 prior to any withdrawal shall be $200,000.

5. Legend shall have no rights to any minerals on the Tenements other than phosphate.

6. King Eagle shall retain rights to all minerals on the Tenements, including uranium, other than phosphate minerals ("Other Minerals").

7. King Eagle has the right to assign its rights to Other Minerals to third parties.

8. During the period until Legend earns an 80% interest in the phosphate interests on Tenements, Legend will be responsible for maintaining the Tenements in good standing.

9. Once Legend has earned its 80% interest in the phosphate minerals on the Tenements as referred to in clause 3 above, King Eagle's 20% interest will be free carried until decision to mine.

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10.      Subject to clause 21, Legend shall have the right, if it has made a decision to commence a phosphate mining operation, to make application for mining leases over the resources of phosphate minerals (including such area required for infrastructure) and the mining leases will be registered in each party's name according to their participating interests.

11.      King Eagle warrants to Legend at the date of this Heads of Agreement:

         (i) that it has the corporate authority to enter into this Heads of Agreement; and

         (ii) the Tenements are unencumbered and not subject to any royalties.

12. King Eagle gives no warranty that it has met the minimum exploration commitment for the first year since grant on any of the Tenements.

13. Legend warrants to King Eagle that it has corporate authority to enter into this Heads of Agreement.

14. For the purpose of this Heads of Agreement, exploration expenditure shall consist of all costs, charges, expenses and liabilities incurred in the course of or in connection with Joint Venture Activities and includes:

         (a)    Exploration/development costs;

         (b) such costs incurred by the participants or any of them with the prior approval of the operating committee in connection with joint venture activities;

         (c) all other costs, charges and expenses which the participants agree to regard as expenditure; and

         (d) any other amount expressed to be expenditure in this Heads of Agreement; and

         (e) the Manager's fee of 15% calculated on items included within 11 (a) to (d) other than in the case of contacts with a value in excess of $100,000 where the Manager's fee shall be 5%.

15.      Legend shall be the manager of the Joint Venture.

16. Legend shall be solely responsible for programs and budgets on the Tenements until King Eagle is required to fund its share of expenditure on the Tenements.


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17.      King Eagle shall be responsible for all rehabilitation on the
         Tenements caused by exploration activities that occurred prior to the date of this Heads of Agreement.

18. From the date of this Heads of Agreement and until the date of Legend earning its 80% interest, Legend shall be responsible for rehabilitation caused by its exploration activitites. From the date Legend earns its 80% interest in the Tenements, the parties shall be responsible for rehabilitation caused by exploration for phosphate in accordance with their participating interests.

19. King Eagle shall be responsible, from the date of this Heads of Agreement, for all rehabilitation caused by its exploration activities for Other Minerals on the Tenements.

20. Legend shall be entitled to lodge caveats over the Tenements to protect its rights under this Heads of Agreement.

21. The Parties to this Heads of Agreement acknowledge that each party has competing interests for minerals and for that purpose the formal agreement will be based on the following principles and include clauses to deal with:

         o Each party will provide the other party with a notice of proposed exploration in sufficient detail to allow the other party to determine whether that exploration will interfere with its own exploration program.

         o If a party objects to the other party's proposed exploration program, on the basis that it will interfere with its own proposed exploration program, the parties will meet in good faith to determine priorities, such priorities to be determined on the basis of the value of the target or resource and if agreement cannot be reached between the parties, the matter is to be referred to an expert who will decide the priority based upon the relative value of the targets or resources.

        o Each party will provide the other party with a notice of proposed mining operations in sufficient detail prior to the decision to mine being made by the first party to allow the other party to determine whether that mining will interfere with its own proposed mining program.

        o If the parties believe that the mining operation can combine the mineral interests of both parties, the mining operation will be developed based on this principle.


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        o      If a party objects to the other party's proposed mining program, on the basis that it will interfere with its own proposed mining program and it cannot be developed on a joint mining basis, the parties will meet in good faith to determine priorities, such priorities to be determined on the basis of the value of the resource, and to determine whether sterilisation drilling is required, and if agreement cannot be reached between the parties, the matter is to be referred to an expert who will decide the priority based upon the relative value of the resources.

        o Once a decision to mine has been made, no party has the right to object to the mining operations to be carried out by the other party.

        o Legend shall at its own expense assay for uranium in respect of all samples taken from the Tenements and must promptly provide to King Eagle the results of the assays.

        o The partes shall cooperate in assaying for minerals of interest to the other party when requested by the other party and at the expense of the other party.

        o Each party shall provide the other party within 14 days of the end of each quarter with a written report setting out full details (including details of assay results) of its exploration programs.

22. This Heads of Agreement is binding on the parties and it is intended that this Heads of Agreement will be replaced by a more detailed formal agreement, to be drafted by Legend within 60 days of the date of this Heads of Agreement, which shall contain clauses normally contemplate by a formal agreement including:

        o        joint venture operating committee

        o        dilution, including A/(A+B) dilution formula

        o        manager's authority

        o        programs and budgets post sole funding period

        o        default

        o        disposal and encumbrances

        o        maintenance of tenements

        o        bankable feasibility study and mining

        o        confidentiality

        o        force majeure


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        o        withdrawal

        o        mutual pre-emptive rights
        o        laws of Queensland to apply

23. Both Legend and King Eagle will use their best endeavours to agree the wording of any announcements or press releases prior to lodgement. Notwithstanding this, if either party is compelled by law or listing rules to immediately announce to the market information, it will advise the other party as soon as possible.

24. King Eagle acknowledges that Legend is a corporation registered in the USA and may be required to file a copy of this Heads of Agreement with the SEC in the USA.


SIGNED for and on behalf of
King Eagle Resources Pty Limited



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Signature


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Name


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Title

SIGNED for and on behalf of Legend International Holdings, Inc.



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Signature

J I Gutnick
President and CEO